Exhibit 10.1
Execution Version
AMENDMENT NO. 25 TO CREDIT AGREEMENT

AMENDMENT NO. 25 TO CREDIT AGREEMENT, dated as of February 11, 2026 (this “Amendment No. 25”), by and among TRANSUNION INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), each 2026 Incremental Revolving Credit Lender and each Principal L/C Issuer. Unless otherwise indicated, all capitalized terms used herein but not otherwise defined herein shall have the same meanings as specified in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, Holdings, the Borrower, the Administrative Agent, the Guarantors party thereto from time to time, each lender from time to time party thereto (the “Lenders”) and each other party thereto have previously entered into that certain Third Amended and Restated Credit Agreement, dated as of August 9, 2017 (as amended, amended and restated, supplemented and/or otherwise modified from time to time through and including the Amendment No. 25 Effective Date (as defined below), the “Credit Agreement”);
WHEREAS, on the date hereof (but prior to giving effect to this Amendment No. 25), the Revolving Credit Facility consists of Revolving Credit Commitments in an aggregate principal amount equal to $600,000,000;
WHEREAS, the Borrower wishes, and the Lenders identified as “2026 Incremental Revolving Credit Lenders” on Schedule I hereto (the “2026 Incremental Revolving Credit Lenders”) have agreed, to establish additional Revolving Credit Commitments (which shall be on the same terms as the Revolving Credit Commitments in effect at such time) pursuant to Section 2.14 of the Credit Agreement in an aggregate principal amount equal to $400,000,000 (such commitments, the “2026 Incremental Revolving Credit Commitments” and, the loans made pursuant to the 2026 Incremental Revolving Credit Commitments, the “2026 Incremental Revolving Credit Loans”);
WHEREAS, notwithstanding anything to the contrary contained in Section 10.01 of the Credit Agreement, Holdings, the Borrower and the Administrative Agent may without the input or consent of the Lenders, effect amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate in the opinion of the Administrative Agent to effect the provisions of Section 2.14 of the Credit Agreement; and
WHEREAS, each 2026 Incremental Revolving Credit Lender, each Principal L/C Issuer and the Administrative Agent are willing to agree to the transactions contemplated hereby, and the parties hereto desire to implement such transactions in accordance with Section 2.14 of the Credit Agreement, subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.     2026 Incremental Revolving Credit Commitments.

(a)Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, each 2026 Incremental Revolving Credit Lender hereby severally agrees to provide 2026 Incremental Revolving Credit Commitments to the Borrower and make 2026 Incremental Revolving Credit Loans pursuant thereto on and after the Amendment No. 25 Effective Date in an aggregate principal amount set forth next to such 2026 Incremental Revolving Credit Lender’s name on Schedule I hereto.
(b)The parties hereto agree that the establishment of the 2026 Incremental Revolving Credit Commitments is a Revolving Commitment Increase in accordance with Section 2.14 of the Credit Agreement. On and after the Amendment No. 25 Effective Date, (i) each 2026 Incremental Revolving Commitment shall be a “Revolving Credit Commitment” and comprise part of the “Revolving Credit Facility”, with all 2026 Incremental Revolving Credit Loans to be made thereunder constituting “Revolving Credit Loans”, in each case of the foregoing, for all purposes under the Credit Agreement and the other Loan Documents and (ii) each 2026 Incremental Revolving Credit Lender shall be a “Revolving Credit Lender” and a “Lender” for all purposes under the Credit Agreement and the other Loan Documents and shall perform all the obligations of, and have all the rights of, a Lender thereunder with a “Revolving Credit Commitment”.
(c)Immediately upon the establishment of the 2026 Incremental Revolving Credit Commitments on the Amendment No. 25 Effective Date, (i) to the extent there are any Letters of Credit outstanding, there shall be an automatic adjustment to the participations in Letters of Credit held by each Revolving Credit Lender (including, for the avoidance of doubt, each 2026 Incremental Revolving Credit Lender) so that each such Revolving Credit Lender shares ratably in such participations in accordance with its respective Revolving Credit Commitment (including, for the avoidance of doubt, its 2026 Incremental Revolving Credit Commitment), (ii) to the extent any Revolving Credit Loans are outstanding, the Revolving Credit Lenders (including, for the avoidance of doubt, each 2026 Incremental Revolving Credit Lender) shall purchase and assign at par such amounts of the Revolving Credit Loans outstanding as the Administrative Agent may require such that each Revolving Credit Lender holds Revolving Credit Loans ratably in accordance with its respective Revolving Credit Commitment (after giving effect to the establishment of the 2026 Incremental Revolving Credit Commitments), (iii) in connection with the foregoing, the Administrative Agent shall (and is hereby authorized to) take all necessary actions to ensure that all Revolving Credit Lenders (including, for the avoidance of doubt, each 2026 Incremental Revolving Credit Lender) participate in each Borrowing of Revolving Credit Loans on a pro rata basis (based upon the then principal amount of all Revolving Credit Commitments held by the Revolving Credit Lenders at such time), and (iv) in connection with the foregoing, the minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Credit Agreement shall not apply.
SECTION 2.    Conditions to Effectiveness. This Amendment No. 25 shall become effective immediately upon the satisfaction (or waiver) of the following conditions (the date of such effectiveness, the “Amendment No. 25 Effective Date”):
(a)the Administrative Agent (or its counsel) shall have received from (i) each 2026 Incremental Revolving Credit Lender, (ii) each Principal L/C Issuer, (iii) each Loan Party and (iv) the Administrative Agent, a counterpart of this Amendment No. 25 (whether the same or different counterparts) executed on behalf of each such Person (which may be transmitted by facsimile or electronic transmission);
(b)the Borrower shall have paid, by wire transfer of immediately available funds, all reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced at least three days prior to the Amendment No. 25 Effective Date, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 25 and required to be paid in connection with this Amendment No. 25 pursuant to Section 10.04 of the Credit Agreement and all fees required to be paid pursuant to any fee letter between the Borrower and any 2026 Incremental Revolving Lender, in its capacity as such;
(c)the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the representations and warranties set forth in clauses (c) and (d) of Section 4 below are true and correct on and as of the Amendment No. 25 Effective Date;
(d)the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of such Loan Party’s organization, and a certificate as to the good standing, if applicable, of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority, and (ii) a certificate of the Secretary, Assistant Secretary or similar Responsible Officer of each Loan Party dated the Amendment No. 25 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 25 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or similar governing body) of such Loan Party authorizing the execution, delivery and performance of Amendment No. 25 and, if applicable, the Guarantor Consent and Reaffirmation, in each case, to which such Person is a party and, in the case of the Borrower, any borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished, where applicable, pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing Amendment No. 25 on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to clause (ii) above;
(e)the Administrative Agent shall have received a certificate, dated the Amendment No. 25 Effective Date and signed by a financial officer of the Borrower, certifying that Holdings and its Subsidiaries and the Borrower and its Subsidiaries, in each case on a consolidated basis after giving effect to the transactions contemplated by this Amendment No. 25, are Solvent as of the Amendment No. 25 Effective Date;
(f)the Administrative Agent shall have received a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor (the terms of which are hereby incorporated by reference herein);
(g)the Administrative Agent shall have received from each of (i) Simpson Thacher & Bartlett LLP, counsel to the Loan Parties and (ii) Troutman Pepper Hamilton Sanders LLP, local counsel to the Loan Parties organized under the laws of the state of Georgia, an opinion, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and the 2026 Incremental Revolving Credit Lenders and dated the Amendment No. 25 Effective Date; and
(h)the Administrative Agent shall have received at least three (3) Business Days prior to the Amendment No. 25 Effective Date, to the extent requested at least ten (10) Business Days prior to the Amendment No. 25 Effective Date, (x) all documentation and other information about the Loan Parties reasonably requested in writing by it that the Administrative Agent and the 2026 Incremental Revolving Credit Lenders have reasonably determined is required by United States regulatory authorities under the applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act and (y) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver to the Administrative Agent a Beneficial Ownership Certification.
For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender on or prior to the proposed Amendment No. 25 Effective Date specifying its objection thereto.
SECTION 3.      Post-Effectiveness Obligations. Within ninety (90) days after the Amendment No. 25 Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, with respect to the Mortgaged Property, the borrower shall deliver or shall cause the applicable Loan Party to deliver to the Administrative Agent, on behalf of the Secured Parties, the following:
(a)    with respect to the existing Mortgage, a date down endorsement to the existing Mortgage Policy which shall be in form and substance customary in the state in which the property is located, shall be reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent that, as of the date of such endorsement, the Property (as defined in the existing Mortgage) subject to the Lien of the existing Mortgage is free and clear of all Liens other than Permitted Liens;
(b)    with respect to the Mortgaged Property, such affidavits, certificates, information and instruments of indemnification shall be required to induce the title insurance company to issue the date down endorsement to the Mortgage Policy contemplated in subparagraph (a) of this Section 3 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, recording fees and related charges required for the issuance of such endorsement to the Mortgage Policy and the recording of the Mortgage Amendment (as defined below); and
(c)    an executed amendment to the existing Mortgage (the “Mortgage Amendment” and, the existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage.
SECTION 4.      Representations and Warranties. Holdings, the Borrower and each of the other Loan Parties represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent as follows as of the date hereof:
(a)    the execution, delivery of this Amendment No. 25 (which, for purposes of this Section 4, shall include the Guarantor Consent and Reaffirmation delivered pursuant to Section 2(f) hereof) and performance of this Amendment No. 25 and the Credit Agreement (as modified hereby) are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. None of the execution or delivery by any Loan Party of this Amendment No. 25, nor the performance by any Loan Party of this Amendment No. 25 or the Credit Agreement (as modified hereby) will (i) contravene the terms of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any Contractual Obligation to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law, in each case, except to the extent that any such violation, conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(b)    this Amendment No. 25 has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;
(c)    immediately prior to and after giving effect to this Amendment No. 25 and the establishment of the 2026 Incremental Revolving Credit Commitments, no Event of Default exists; and
(d)     each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement and in each other Loan Document immediately before and after giving effect to each and all parts of this Amendment No. 25 is true and correct in all material respects on and as of the date hereof; provided that, (x) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (y) any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on and as of any such date.
SECTION 5.     Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)     On and after the Amendment No. 25 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment No. 25.
(b)    The Credit Agreement and each of the other Loan Documents, as modified by this Amendment No. 25, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as modified by this Amendment No. 25.
(c)    The execution, delivery and effectiveness of this Amendment No. 25 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment No. 25 Effective Date, this Amendment No. 25 shall constitute an Incremental Amendment and a Loan Document.
SECTION 6. Execution in Counterparts. This Amendment No. 25 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 25 shall be effective as delivery of an original executed counterpart of this Amendment No. 25. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Amendment No.

25 shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by us, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 7. Governing Law.
(a)THIS AMENDMENT NO. 25 SHALL BE SUBJECT TO, AND CONSTRUED IN ACCORDANCE WITH, SECTIONS 10.15 AND 10.16 OF THE CREDIT AGREEMENT, WHICH ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT NO. 25, MUTATIS, MUTANDIS AS IF SET FORTH HEREIN.
(b)Nothing in this Amendment No. 25 shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.
SECTION 8. Successors and Assigns. This Amendment No. 25 shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 25 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
TRANS UNION LLC
By:           /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary
TRANSUNION INTERMEDIATE HOLDINGS, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
VISIONARY SYSTEMS, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
[Transunion Amendment No. 25 – Signature Page]

FACTORTRUST, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
TRANSUNION GLOBAL HOLDINGS LLC
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
IOVATION INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
TRANS UNION INTERNATIONAL, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
NEUSTAR, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
[Transunion Amendment No. 25 – Signature Page]

ADMINISTRATIVE SERVICES, LLC
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
MARKETSHARE PARTNERS, LLC

By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General
Counsel and Secretary
NEUSTAR INTERNATIONAL SERVICES, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
NEUSTAR INFORMATION SERVICES, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
NEUSTAR IP INTELLIGENCE, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
[Transunion Amendment No. 25 – Signature Page]

TRUSTID, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
ARGUS INFORMATION AND ADVISORY SERVICES, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Deputy General Counsel and Secretary
TRANSUNION INTERACTIVE, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Secretary
SONTIQ, INC.
By:         /s/ Rachel Mantz
Name: Rachel Mantz
Title: Senior Vice President, Secretary
[Transunion Amendment No. 25 – Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Principal L/C Issuer
By:          /s/ Philip Tancorra
Name: Philip Tancorra
Title: Director
By:          /s/ Suzan Onal
Name: Suzan Onal
Title: Director
[Transunion Amendment No. 25 – Signature Page]

FLAGSTAR BANK, N.A., as a 2026 Incremental Revolving Credit Lender
By:          /s/ Mike Maher
Name: Mike Maher
Title: Vice President

[Transunion Amendment No. 25 – Signature Page]

U.S. BANK NATIONAL ASSOCIATION, as a 2026 Incremental Revolving Credit Lender
By:          /s/ Joseph Howard
Name: Joseph Howard
Title: Vice President

[Transunion Amendment No. 25 – Signature Page]

STANDARD CHARTERED BANK, as a 2026 Incremental Revolving Credit Lender
By:          /s/ Luke Copley
Name: Luke Copley
Title: Managing Director

[Transunion Amendment No. 25 – Signature Page]

VALLEY NATIONAL BANK, as a 2026 Incremental Revolving Credit Lender
By:         /s/ Joe Arnold
Name: Joe Arnold
Title: First Vice President
[Transunion Amendment No. 25 – Signature Page]

ANNEX A
GUARANTOR CONSENT AND REAFFIRMATION
February 11, 2026
Reference is made to (a) that certain Third Amended and Restated Credit Agreement, dated as of August 9, 2017 (as amended, amended and restated, supplemented and/or otherwise modified from time to time through and including the Amendment No. 25 Effective Date (as defined below), the “Credit Agreement”) among TRANSUNION INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto from time to time, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and (b) Amendment No. 25 to Credit Agreement, dated as of the date hereof (“Amendment No. 25”), among Holdings, the Borrower, the Guarantors, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, each 2026 Incremental Revolving Credit Lender and each Principal L/C Issuer. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement or Amendment No. 25, as the context requires.
Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 25 and the performance of the Credit Agreement (as modified by Amendment No. 25) and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 25 Effective Date, be deemed to be a reference to the Credit Agreement as modified by Amendment No. 25.
Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 25, all of its respective Obligations under the Loan Documents to which it is a party, as such Obligations have been modified by Amendment No. 25, are reaffirmed, and remain in full force and effect.
After giving effect to Amendment No. 25, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as modified by Amendment No. 25 and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 25), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as modified by Amendment No. 25, and the other Loan Documents.
Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.
This Consent is a Loan Document and this Consent, and the rights and obligations of the parties hereunder, including but not limited to, the validity, interpretation, construction, breach, enforcement or termination hereof, and whether arising in contract or tort or otherwise, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

TRANSUNION INTERMEDIATE HOLDINGS, INC. By:______________________________ Name: Title:
TRANSUNION RENTAL SCREENING SOLUTIONS, INC. By:______________________________ Name: Title:
VISIONARY SYSTEMS, INC. By:______________________________ Name: Title:
TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC. By:______________________________ Name: Title:
FACTORTRUST, INC. By:______________________________ Name: Title:
TRANSUNION GLOBAL HOLDINGS LLC By:______________________________ Name: Title:
[Signature Page to Guarantor Consent and Reaffirmation]

IOVATION INC. By:______________________________ Name: Title:
TRANS UNION INTERNATIONAL, INC. By:______________________________ Name: Title:
NEUSTAR, INC. By:______________________________ Name: Title:
ADMINISTRATIVE SERVICES, LLC By:______________________________ Name: Title:
MARKETSHARE PARTNERS, LLC By:______________________________ Name: Title:
NEUSTAR INTERNATIONAL SERVICES, INC. By:______________________________ Name: Title:
[Signature Page to Guarantor Consent and Reaffirmation]

NEUSTAR INFORMATION SERVICES, INC. By:______________________________ Name: Title:
NEUSTAR IP INTELLIGENCE, INC. By:______________________________ Name: Title:
TRUSTID, INC. By:______________________________ Name: Title:
ARGUS INFORMATION AND ADVISORY SERVICES, INC. By:______________________________ Name: Title:
TRANSUNION INTERACTIVE, INC. By:______________________________ Name: Title:
SONTIQ, INC. By:______________________________ Name: Title:
[Signature Page to Guarantor Consent and Reaffirmation]

SCHEDULE I
2026 INCREMENTAL REVOLVING COMMITMENTS

Name of 2026 Incremental Revolving Credit Lender	2026 Incremental Revolving Credit Commitment
Standard Chartered Bank	$175,000,000
U.S. Bank National Association	$100,000,000
Flagstar Bank, N.A.	$100,000,000
Valley National Bank	$25,000,000
Total	$400,000,000